Exhibit 99.1

Light & Wonder Announces Update on Nasdaq Delisting Timetable

LAS VEGAS — October 13, 2025 — Light & Wonder, Inc. (NASDAQ and ASX: LNW) (“Light & Wonder,” “L&W,” “we” or the “Company”) today is providing an update regarding its previously announced intention to delist its common stock from the Nasdaq Stock Market (“Nasdaq”) and transition to a sole primary listing on the Australian Securities Exchange (“ASX”).

The Company confirms that delisting from Nasdaq is expected to take effect prior to open of trading on November 13, 2025 (EST)1.

Timetable and Key Dates2

●	Form 25 notice of delisting filing with the SEC: Monday, November 3, 2025 (EST)

●	Last day of trading on Nasdaq: Wednesday, November 12, 2025 (EST)

●	Suspension of trading on Nasdaq: after the close of trading on Wednesday, November 12, 2025 (EST)

●	Delisting effective: prior to open of trading on Nasdaq, Thursday, November 13, 2025 (EST)

●	Commencement of trading on ASX on a sole primary basis: 10:00am AEDT, Friday, November 14, 2025

Rationale
The decision to transition to a sole ASX primary listing reflects Light & Wonder’s strategic focus on aligning our capital markets presence with our long-term growth plans and shareholder base. We are seeking to consolidate trading liquidity onto the ASX, a deep and liquid market that has a robust understanding of the gaming sector.

ASX Waivers and Confirmations
Light & Wonder continues to engage with the Nasdaq in relation to the delisting and with the ASX in relation to the transition to a primary listing. The conversion from an ASX Foreign Exempt Listing to an ASX Standard Listing, including the timetable thereof, remains subject to the ASX’s waivers and confirmation of various conditions.

Impact on existing shareholders on Nasdaq
Upon effectiveness of the delisting from Nasdaq, Light & Wonder shares of common stock (“Shares”) will no longer be tradeable on Nasdaq. The ASX will become the sole primary listing for Light & Wonder CHESS Depositary Interests (“CDIs”), which represents a beneficial interest in Shares. CDIs confer beneficial ownership of the equivalent number of underlying Shares to the CDI holder, with the legal title to such Shares held in book entry uncertificated form by CHESS Depositary Nominees Pty Limited. If you wish to continue to trade your Shares on a centralized stock exchange, you will be required to transmute/convert your Shares into CDIs for trading on the ASX.

Other options for holders of Shares currently listed on Nasdaq are to:

1)	Sell your Shares on Nasdaq on or prior to suspension of trading; or

2)	Continue to hold your Shares following the delisting from Nasdaq, with such shares tradeable only on the over-the-counter (“OTC”) market

1 Subject to applicable U.S. and Australian regulatory approvals and processes and any other applicable third-party approvals.
2 Timetable remains indicative and subject to change at L&W’s discretion and is subject to applicable U.S. and Australian regulatory approvals and processes and any other applicable third-party approvals.

How do I convert Nasdaq-listed Shares into CDIs tradeable on ASX?

Approach 1: Shares currently held through your broker
(This process only applies to Shares held through a broker.)

●	Contact your broker to request them to submit a Notice of Transmutation: CDI Issuance Form (available here) via email to Equiniti Trust Company, LLC (LNW’s U.S. transfer agent):
o	Email: jessenia.poteat@equiniti.com

●	Your broker will also initiate the Share to CDI conversion process via DTC’s Deposit/Withdrawal At Custodian method (DWAC).

●
The processing time to convert Shares into CDIs is typically two (2) business days from the date on which Equiniti receives from your broker a complete and accurate form for the conversion of your Shares and the Shares are withdrawn from DTC by your broker.

●
The form allows, depending on how you or your broker wish for the CDIs to be held, for the nomination of the holding method of CDIs—either on the issuer sponsored or the CHESS sponsored sub-register of CDIs.

●	Following the conversion, if you continue to hold your CDIs with a broker or custodian, they will confirm the CDIs are now held on your behalf and you should contact them if you wish to trade in CDIs.

●
If following the conversion, the CDIs are registered directly in your name, you will be sent a holding statement that sets out the number of CDIs that have been issued to you. You will subsequently receive statements showing any changes to your holding. Certificates will not be issued for CDIs.

●	Your broker may charge a fee for converting the Shares into CDIs.

Approach 2: Shares currently held directly and not through a broker.
(This process only applies to Shares held directly, and not through a broker.)

●	Complete a Notice of Transmutation: CDI Issuance Form (available here)

●	Submit the completed Transmutation Form to Equiniti Trust Company, LLC (LNW’s U.S. transfer agent):
o	Address: 28 Liberty Street, Floor 53 New York, NY 10005, USA
o	Phone: +1 800-937-5449
o	Email: jessenia.poteat@equiniti.com

●	If you hold Shares directly and:
o	in book entry uncertificated form – you need to send your completed form to the Equiniti email address above; or
o	in certificated form – you need to send your Share certificate and completed form via mail to the Equiniti physical address above.

●
The processing time to convert Shares into CDIs is typically two (2) business days from the date on which Equiniti receives a complete and accurate form for the conversion of your Shares and Share certificate if applicable.

●
The form allows for the nomination of the holding method of CDIs either on the issuer sponsored or the CHESS sponsored sub-register of CDIs. Once converted, your CDIs will be issued in uncertificated form and be tradeable on ASX via a broker that facilitates access to trading on ASX.

●
Following the conversion, you will then be sent a holding statement that sets out the number of CDIs that have been issued to you. You will subsequently receive statements showing any changes to your holding. Certificates will not be issued for CDIs.

It is your responsibility to confirm your own holding before trading in CDIs. If you sell CDIs before receiving a holding statement, you do so at your own risk. LNW, Computershare, and Equiniti all disclaim all liability if you sell CDIs before receiving your holding statement.

Light & Wonder has prepared FAQs for shareholders in relation to the Nasdaq delisting:

Link to FAQ Here

If you are a shareholder/CDI holder and you have questions in relation to how the Nasdaq delisting may affect your shareholding, please contact:

●	Equiniti if you hold Shares directly,

●	Computershare if you hold CDIs directly,

●	Your own broker, custodian or nominee if you hold Shares or CDIs in a broker, custodian, or nominee account.

If you have any general questions in relation to the Nasdaq delisting, please email: ir@lnw.com.

About Light & Wonder
Light & Wonder, Inc. is the leading cross-platform global games company. Through our three unique, yet highly complementary businesses, we deliver unforgettable experiences by combining the exceptional talents of our 6,500+ member team, with a deep understanding of our customers and players. We create immersive content that forges lasting connections with players, wherever they choose to engage. At Light & Wonder, it’s all about the games. The Company is committed to the highest standards of integrity, from promoting player responsibility to implementing sustainable practices. To learn more visit www.lnw.com.

You can access our filings with the Securities Exchange Commission (“SEC”) through the SEC website at www.sec.gov, with the ASX through the ASX website at www.asx.com.au or through our website, and we strongly encourage you to do so. We routinely post information that may be important to investors on our website at explore.investors.lnw.com, and we use our website as a means of disclosing material information to the public in a broad, non-exclusionary manner for purposes of the SEC’s Regulation Fair Disclosure.

The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document, and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended.

Forward-Looking Statements
In this press release, Light & Wonder makes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “intend,” “plan,” “continue,” “believe,” “expect,” “anticipate,” “target,” “should,” “could,” “potential,” “opportunity,” “goal,” or similar terminology. These forward-looking statements include statements related to the timing and effectiveness of the delisting from Nasdaq, the impacts of such delisting on our common shareholders and the strategic rationale for such delisting. These statements are based upon management’s current expectations, assumptions and estimates and are not guarantees of timing, future results or performance. Therefore, you should not rely on any of these forward-looking statements as predictions of future events. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, including, among other things: risks relating to transitioning, or failing to transition, to a sole primary listing on the ASX, including delisting the Company’s common stock from Nasdaq, which could negatively affect the liquidity and trading prices of our common stock, impact our access to the capital markets and result in less or differing disclosure about the Company, as well as additional regulation which the Company is not currently familiar with.

Additional information regarding risks and uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the SEC, including the Company’s current reports on Form 8-K, quarterly reports on Form 10-Q and its latest annual report on Form 10-K filed with the SEC for the year ended December 31, 2024 on February 25, 2025 (including under the headings “Forward-Looking Statements” and “Risk Factors”). Forward-looking statements speak only as of the date they are made and, except for our ongoing obligations under the U.S. federal securities laws, we undertake no and expressly disclaim any obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

COMPANY CONTACTS
Media Relations	Investor Relations
Andy Fouché	Rohan Gallagher
VP, Corporate Affairs and Communications media@lnw.com	EVP, Global Chief Corporate Affairs Officer ir@lnw.com

All ® notices signify marks registered in the United States. © 2025 Light & Wonder, Inc. All Rights Reserved.

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